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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3

Section 7.3 Indenture                             Distribution Date:   1/18/2000
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
               Class A Note Interest Requirement                    4,717,500.00
               Class B Note Interest Requirement                      279,708.54
               Class C Note Interest Requirement                      473,351.95
                       Total                                        5,470,560.50

        Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal balance of
        the Notes
               Class A Note Interest Requirement                         5.55000
               Class B Note Interest Requirement                         5.79167
               Class C Note Interest Requirement                         7.00069

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        850,000,000
               Class B Note Principal Balance                         48,295,000
               Class C Note Principal Balance                         67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account             9,659,100.00

(v)     Required Owner Trust Spread Account Amount                  9,659,100.00


                                        By:
                                                   -----------------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

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